Exhibit 10.1

NEXTNRG, INC.

Amendment No. 1 to the ATM Sales Agreement

November 14, 2025

ThinkEquity LLC

17 State Street, 41st Floor

New York, New York 10004

H.C. Wainwright & Co., LLC

430 Park Avenue

New York , New York 10022

Roth Capital Partners, LLC

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

Ladies and Gentlemen:

Reference is made to the ATM Sales Agreement, dated July 3, 2025 (the “Agreement”), by and between NextNRG, Inc., a Delaware corporation (the “Company”), and ThinkEquity LLC (“ThinkEquity”), H.C. Wainwright & Co., LLC (“Wainwright”) and Roth Capital Partners, LLC (“Roth”) (ThinkEquity, Wainwright and Roth, collectively called the “Agents”). The Company and the Agents (collectively, the “Parties”) wish to amend the Agreement, pursuant to Section 16 of the Agreement, to reduce the aggregate allowed offering amount of shares of Common Stock under the Agreement (this “Amendment”) from $75,000,000 to $60,000,000. The Parties therefore hereby agree as follows:

1. The heading of the Agreement is hereby amended and restated in its entirety to read as follows:

“NEXTNRG, INC.

Up to $$60,000,000

Shares of Common Stock

ATM Sales Agreement”

2. Agreement Remains in Effect. Except as provided in this Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).

Terms used herein but not otherwise defined are used herein as defined in the Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof; whereupon this instrument, along with all counterparts, will become a binding agreement by the Company and the Agents in accordance with its terms.

NEXTNRG, INC.

By:	/s/ Michael D. Farkas
Name:	Michael D. Farkas
Title:	CEO

ACCEPTED as of the date first-above written:

THINKEQUITY LLC

By:	/s/ Kevin Mangan
Name:	Kevin Mangan
Title:	Managing Director, Head of Equity Syndicate

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward D. Silvera
Name:	Edward D. Silvera
Title:	Chief Operating Officer

ROTH CAPITAL PARTNERS, LLC

By:	/s/ Bob Stephenson
Name:	Bob Stephenson
Title:	Managing Director, Investment Banking